UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

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 ELECTRONIC ARTS INC.
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Your Vote Counts! ELECTRONIC ARTS INC. 209 REDWOOD SHORES PARKWAY REDWOOD CITY, CA 94065-1175 ATTN: STOCK ADMINISTRATION DEPARTMENT ELECTRONIC ARTS INC. 2021 Annual Meeting of Stockholders Vote by August 11, 2021 11:59 PM ET You invested in ELECTRONIC ARTS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Electronic Arts Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy material for the Electronic Arts Annual Meeting of Stockholders to be held on August 12, 2021. Vote Virtually at the Meeting* August 12, 2021 2:00 PM PDT Virtually at: www.virtualshareholdermeeting.com/EA2021 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D55745-P58486 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 29, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, (3) send an email to sendmaterial@proxyvote.com, (4) write to our Corporate Secretary at 209 Redwood Shores Parkway, Redwood City, CA 94065, or (5) call 650-628-1500. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the Electronic Arts 2021 Annual Meeting of Stockholders. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D55746-P58486 1. Election of the eight (8) Directors proposed in the accompanying Proxy Statement to hold office for a one-year term. Nominees: 1b. Leonard S. Coleman 1c. Jeffrey T. Huber 1a. Kofi A. Bruce 1d. Talbott Roche 1e. Richard A. Simonson 1f. Luis A. Ubinas 1g. Heidi J. Ueberroth 1h. Andrew Wilson 2. Advisory vote to approve named executive officer compensation. 3. Ratification of the appointment of KPMG LLP as our independent public registered accounting firm for the fiscal year ending March 31, 2022. 4. Amendment and Restatement of the Company’s Certificate of Incorporation to permit stockholders to act by written consent. 5. To consider and vote upon a stockholder proposal, if properly presented at the Annual Meeting, on whether to allow stockholders to act by written consent. NOTE: THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR ELECTION, FOR PROPOSALS 2, 3 AND 4 AND AGAINST PROPOSAL 5. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission. For For For For For For For For For For For Against